UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 15, 1998



Commission         Registrants; State of Incorporation;       IRS Employer
File Number        Address; and Telephone Company            Identification
                                                                    No.

  1-11327           Illinova Corporation                        37-1319890
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL  62525
                    (217) 424-6600

   1-3004           Illinois Power Company                      37-0344645
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL  62525
                    (217) 424-6600



           Total number of sequentially  numbered pages is 8.

Item 7.           Exhibits

                     (c)  Exhibits

                     (12)     Statements re computation of ratios

                     (99.1)   Press Release, dated July 15, 1998

                     (99.2)   Illinova Consolidated Income Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                  (Registrant)

                                                     /s/Leah Manning Stetzner
                                                     ---------------------------
                                                     Leah Manning Stetzner
                                                     General Counsel and
                                                     Corporate Secretary
                                                     on behalf of
                                                     Illinova Corporation



Date:    July 15, 1998



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                  (Registrant)

                                                     /s/Leah Manning Stetzner
                                                     ---------------------------
                                                     Leah Manning Stetzner
                                                     Vice President, General
                                                     Counsel, and Corporate
                                                     Secretary on behalf of
                                                     Illinois Power Company



Date:    July 15, 1998

          Exhibit Index

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
Number            Description

12                Statements re computation of ratios

99.1              Press Release, dated July 15, 1998

99.2              Illinova Consolidated Income Statements